UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 26, 2010

BLUE EARTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

333-148346	98-0531496
(Commission File Number)	(IRS Employer Identification No.)

2756 N. Green Valley Parkway, Suite 225
Henderson, NV  89014
(Address of Principal Executive Offices)  (Zip Code)

(702) 614-5333
(Registrant's Telephone Number, Including Area Code)

Genesis Fluid Solutions Holdings, Inc.
2316 N. Wahsatch Ave., #245
Colorado Springs, CO 80907
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  On October 26, 2010, the Board of Directors of Blue Earth, Inc. (f/k/a Genesis Fluid Solutions Holdings, Inc. a Nevada corporation (the “Company”) approved the dismissal of Salberg & Company P.A. (“Salberg”) as its independent registered public accounting firm, effective immediately.

The report of Salberg on the financial statements of the Registrant as of and for the fiscal year ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of Salberg dated April 14, 2010 included a going concern qualification.

During the fiscal year ended December 31, 2009, and through October 25, 2010, there were (i) no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Salberg, would have caused Salberg to make reference thereto in its report on the Company’s financial statements for such fiscal year; and (ii) no reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company has provided Salberg with a copy of the disclosures made above in response to Item 304(a) of Regulation S-K and Item 4.01 of Form 8-K and requested that Salberg furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  The Company received a letter from Salberg addressed to the Commission indicating that it agreed with the statements set forth in this Item 4.01 of Form 8-K as they pertain to Salberg.  A copy of that letter dated October 28, 2010, is attached hereto as Exhibit 16.1 and incorporated by reference herein.

On October 26, 2010, the Board of Directors of the Company approved the employment of Lake & Associates, C.P.A.’s, LLC (“Lake”) as its independent registered public accounting firm for the year ending December 31, 2010.

No consultations occurred between the Company and Lake during the fiscal years ended December 31, 2009 and 2008 and through October 25, 2010 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) or (v), respectively, of Regulation  S-K.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

Reincorporation in Nevada

On October 29, 2010, the Company completed its reincorporation in Nevada from Delaware and its name change from Genesis Fluid Solutions Holdings, Inc. (“Genesis”), to Blue Earth Inc., following FINRA approval.  Effective October 29, 2010 the Company’s trading symbol on the OTC Bulletin Board has been changed from GSFL to BBLU.

Pursuant to a Plan of Merger dated October 21, 2010 by and between Genesis and Blue Earth, Inc. then a wholly-owned subsidiary of Genesis, Genesis was merged with and into Blue Earth which was the surviving corporation upon the effective date of the merger.  A Certificate of Ownership and Merger was filed with the Secretary of State of Delaware on October 21, 2010 pursuant to Section 253 of the Delaware General Corporation Law.  Articles of Merger were also filed on October 21, 2010 with the Secretary of State of Nevada pursuant to NRS 92A.200.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d)  Exhibits

No.	Exhibits
2.1	Plan of Merger for Genesis Fluid Solutions Holdings, Inc. into Blue Earth, Inc.
3.1	Articles of Incorporation of Blue Earth, Inc. (Nevada)
3.2	By-Laws of Blue Earth, Inc.
16.1	Letter from Salberg & Company, P.A., dated October 28, 2010, to the Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2010	GENESIS FLUID SOLUTIONS HOLDINGS, INC.

By: /s/ Dr. Johnny R. Thomas
Name: Dr. Johnny R. Thomas
Title: CEO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Plan of Merger for Genesis Fluid Solutions Holdings, Inc. into Blue Earth, Inc.
3.1	Articles of Incorporation of Blue Earth, Inc. (Nevada)
3.2	By-Laws of Blue Earth, Inc.
16.1	Letter from Salberg & Company, P.A., dated October 28, 2010, to the Commission regarding statements included in this Form 8-K